Exhibit 21.1

Subsidiaries of the Company

Entity	Jurisdiction
1066917 Ontario Inc.	Ontario
2196686 Ontario, Inc.	Ontario
Anacapa Land Company, LLC	Delaware
Anderson Springs Energy Company	California
Auburndale Peaker Energy Center, LLC	Delaware
Aviation Funding Corp.	Delaware
Baytown Energy Center, LP	Delaware
Bellingham Cogen, Inc.	California
Bethpage Energy Center 3, LLC	Delaware
Bethpage Fuel Management Inc.	Delaware
Brazos Valley Energy LLC	Delaware
Broad River Energy LLC Broad River OL-1, LLC Broad River OL-2, LLC Broad River OL-3, LLC Broad River OL-4, LLC BRSP, LLC Butter Creek Energy Center, LLC Byron Highway Energy Center, LLC	Delaware Delaware Delaware Delaware Delaware Delaware Delaware Delaware
CalGen Expansion Company, LLC	Delaware
CalGen Finance Corp.	Delaware
CalGen Project Equipment Finance Company One, LLC	Delaware
CalGen Project Equipment Finance Company Three, LLC	Delaware
CalGen Project Equipment Finance Company Two, LLC	Delaware
Calpine Administrative Services Company, Inc.	Delaware
Calpine Agnews, Inc. (f/k/a GATX/Calpine – Agnews, Inc.)	California
Calpine Auburndale Holdings, LLC	Delaware
Calpine Baytown Energy Center GP, LLC	Delaware
Calpine Baytown Energy Center LP, LLC	Delaware
Calpine BRSP, LLC Calpine Bethlehem, LLC Calpine c*Power, Inc.	Delaware Delaware Delaware
Calpine CalGen Holdings, Inc.	Delaware
Calpine California Holdings, Inc.	Delaware
Calpine Calistoga Holdings, LLC	Delaware
Calpine Canada Energy Corp.	Nova Scotia
Calpine Canada Energy Finance ULC	Nova Scotia
Calpine Canada Whitby Holdings Company	Alberta
Calpine CCFC GP, Inc.	Delaware
Calpine CCFC Holdings, Inc.	Delaware
Calpine CCFC LP, Inc.	Delaware
Calpine Central Texas GP, Inc.	Delaware
Calpine Central, Inc.	Delaware
Calpine Central, L.P.	Delaware
Calpine Central-Texas, Inc.	Delaware
Calpine Channel Energy Center GP, LLC	Delaware
Calpine Channel Energy Center LP, LLC	Delaware
Calpine Cogeneration Corporation	Delaware
Calpine Construction Finance Company, L.P.	Delaware
Calpine Construction Management Company, Inc.	Delaware
Calpine Development Holdings, Inc.	Delaware
Calpine Eastern Corporation	Delaware
Calpine Edinburg, Inc.	Delaware
Calpine Energy Management, L.P.	Delaware
Calpine Energy Services Holdings, Inc.	Delaware
Calpine Energy Services, L.P.	Delaware
Calpine European Finance LLC	Delaware

Subsidiaries of the Company

Entity	Jurisdiction
Calpine Foundation	Delaware
Calpine Freestone, LLC	Delaware
Calpine Fuels Corporation	California
Calpine Generating Company, LLC	Delaware
Calpine Geysers Company, L.P.	Delaware
Calpine Gilroy 1, Inc.	Delaware
Calpine Gilroy 2, Inc.	Delaware
Calpine Gilroy Cogen, L.P.	Delaware
Calpine Global Investments, S.L.	Spain
Calpine Global Services Company, Inc.	Delaware
Calpine Greenfield (Holdings) Corporation	Delaware
Calpine Greenfield Commercial Trust	Canada
Calpine Greenfield LP Holdings, Inc	Ontario
Calpine Greenfield ULC	Alberta
Calpine Greenleaf Holdings, Inc.	Delaware
Calpine Greenleaf, Inc.	Delaware
Calpine Hidalgo Energy Center, L.P.	Texas
Calpine Hidalgo Holdings, Inc.	Delaware
Calpine Hidalgo, Inc. Calpine Holdings, LLC	Delaware Delaware
Calpine International Holdings, LLC	Delaware
Calpine Jupiter, LLC	Delaware
Calpine Kennedy Airport, Inc.	Delaware
Calpine Kennedy Operators Inc.	New York
Calpine KIA, Inc.	New York
Calpine King City 1, LLC	Delaware
Calpine King City 2, LLC	Delaware
Calpine King City Cogen, LLC	Delaware
Calpine King City, Inc.	Delaware
Calpine King City, LLC	Delaware
Calpine Leasing Inc.	Delaware
Calpine Long Island, Inc.	Delaware

Calpine Magic Valley Pipeline, Inc.

Calpine Mid-Atlantic Development, LLC

Calpine Mid-Atlantic Energy, LLC

Calpine Mid-Atlantic Generation, LLC

Calpine Mid-Atlantic Marketing, LLC

Calpine Mid-Atlantic Operating, LLC

Calpine Mid Merit, LLC

Delaware Delaware Delaware Delaware Delaware Delaware Delaware
Calpine Monterey Cogeneration, Inc.	California
Calpine MVP, Inc. Calpine New Jersey Generation, LLC	Delaware Delaware
Calpine Newark, LLC	Delaware
Calpine Northbrook Corporation of Maine, Inc.	Illinois
Calpine Northbrook Holdings Corporation	Delaware
Calpine Northbrook Investors, LLC	Delaware
Calpine Northbrook Project Holdings, LLC	Delaware
Calpine Northbrook Southcoast Investors, LLC	Delaware
Calpine Oneta Power I, LLC	Delaware
Calpine Oneta Power II, LLC	Delaware
Calpine Oneta Power, L.P.	Delaware
Calpine Operating Services Company, Inc.	Delaware
Calpine Operations Management Company, Inc.	Delaware
Calpine Pasadena Cogeneration, Inc.	Delaware
Calpine Peaker Holdings, LLC	Delaware
Calpine Philadelphia, Inc.	Delaware
Calpine Pittsburg, LLC	Delaware
Calpine Power Company	California
Calpine Power Management, Inc.	Delaware
Calpine Power Management, LP	Texas

Subsidiaries of the Company

Entity	Jurisdiction
Calpine Power Services, Inc.	Delaware
Calpine Power, Inc.	Virginia
Calpine PowerAmerica, Inc.	Delaware
Calpine PowerAmerica, LP	Texas
Calpine PowerAmerica-CA, LLC	Delaware
Calpine PowerAmerica-CT, LLC	Delaware
Calpine PowerAmerica-MA, LLC	Delaware
Calpine PowerAmerica-ME, LLC	Delaware
Calpine PowerAmerica-NH, LLC	Delaware
Calpine PowerAmerica-NY, LLC	Delaware
Calpine PowerAmerica-OR, LLC	Delaware
Calpine PowerAmerica-PA, LLC	Delaware
Calpine PowerAmerica-RI, LLC	Delaware
Calpine Producer Services, L.P.	Texas
Calpine Project Holdings, Inc.	Delaware
Calpine Pryor, Inc.	Delaware
Calpine Riverside Holdings, LLC	Delaware
Calpine Rumford I, Inc.	Delaware
Calpine Rumford, Inc.	Delaware
Calpine Russell City, LLC	Delaware
Calpine Schuylkill, Inc.	Delaware
Calpine Securities Company, L.P.	Delaware
Calpine Siskiyou Geothermal Partners, L.P. Calpine Solar, LLC	California Delaware
Calpine Sonoran Pipeline LLC	Delaware
Calpine Steamboat Holdings, LLC	Delaware
Calpine Stony Brook Operators, Inc.	New York
Calpine Stony Brook, Inc.	New York
Calpine Sumas, Inc.	California
Calpine TCCL Holdings, Inc.	Delaware
Calpine Texas Cogeneration, Inc.	Delaware
Calpine Texas Pipeline GP, Inc.	Delaware
Calpine Texas Pipeline LP, Inc.	Delaware
Calpine Texas Pipeline, L.P.	Delaware
Calpine Tiverton I, Inc.	Delaware
Calpine Tiverton, Inc.	Delaware
Calpine ULC I Holding, LLC	Delaware
Calpine University Power, Inc. Calpine Vineland Solar, LLC	Delaware Delaware
Carville Energy LLC	Delaware
CCFC Development Company, LLC	Delaware
CCFC Finance Corp.	Delaware
CCFC Preferred Holdings, LLC	Delaware
CCFC Project Equipment Finance Company One, LLC	Delaware
CES Marketing IX, LLC	Delaware
CES Marketing V, L.P.	Delaware
CES Marketing X, LLC	Delaware
Channel Energy Center, LP	Delaware
Clear Lake Cogeneration Limited Partnership	Texas
CM Greenfield Power Corp.	Ontario
Columbia Energy LLC	Delaware
Corpus Christi Cogeneration L.P.	Delaware
CPN 3rd Turbine, Inc.	Delaware
CPN Acadia, Inc.	Delaware

Subsidiaries of the Company

Entity	Jurisdiction
CPN Bethpage 3rd Turbine, Inc.	Delaware
CPN Cascade, Inc.	Delaware
CPN Clear Lake, Inc.	Delaware
CPN Decatur Pipeline, Inc.	Delaware
CPN East Fuels, LLC	Delaware
CPN Energy Services GP, Inc.	Delaware
CPN Energy Services LP, Inc.	Delaware
CPN Freestone, LLC	Delaware
CPN Funding, Inc.	Delaware
CPN Insurance Corporation	Hawaii
CPN Morris, Inc.	Delaware
CPN Pipeline Company	Delaware
CPN Pryor Funding Corporation	Delaware
CPN Telephone Flat, Inc.	Delaware
CPN Wild Horse Geothermal LLC	Delaware
Creed Energy Center, LLC	Delaware
Decatur Energy Center, LLC	Delaware
Deer Park Energy Center LLC	Delaware
Deer Park Holdings, LLC Delta, LLC	Delaware Delaware
Delta Energy Center, LLC	Delaware
East Altamont Energy Center, LLC	Delaware
Fontana Energy Center, LLC	Delaware
Freeport Energy Center, LLC Freestone Power Generation LP	Delaware Texas
GEC Bethpage Inc.	Delaware
GEC Holdings, LLC	Delaware
Geysers Power Company, LLC	Delaware
Geysers Power I Company	Delaware
Gilroy Energy Center, LLC	Delaware
Goose Haven Energy Center, LLC	Delaware
Greenfield Energy Centre, LP	Ontario
Hermiston Power LLC	Oregon
Hillabee Energy Center, LLC	Delaware
Idlewild Fuel Management Corp.	Delaware
JMC Bethpage, Inc.	Delaware
KIAC Partners	New York
King City Holdings, LLC	Delaware
Lone Oak Energy Center, LLC	Delaware
Los Esteros Critical Energy Facility, LLC	Delaware
Los Medanos Energy Center LLC	Delaware
Magic Valley Pipeline, L.P.	Delaware
Mankato Energy Center, LLC	Delaware
Metcalf Energy Center, LLC	Delaware
Metcalf Funding, LLC	Delaware
Metcalf Holdings, LLC	Delaware
Moapa Energy Center, LLC	Delaware
Mobile Energy L L C	Delaware
Modoc Power, Inc.	California
Morgan Energy Center, LLC	Delaware
Mount Hoffman Geothermal Company, L.P.	California
New Development Holdings, LLC	Delaware
New Steamboat Holdings, LLC	Delaware
Nissequogue Cogen Partners	New York
Northwest Cogeneration, Inc.	California

Subsidiaries of the Company

Entity	Jurisdiction
NTC Five, Inc.	Delaware
Nueces Bay Energy LLC	Delaware
O.L.S. Energy-Agnews, Inc.	Delaware
Otay Mesa Energy Center, LLC	Delaware
Otay Holdings, LLC Pasadena Cogeneration L.P.	Delaware Delaware
Pastoria Energy Center, LLC	Delaware
Pastoria Energy Facility L.L.C.	Delaware
Philadelphia Biogas Supply, Inc.	Delaware
Pine Bluff Energy, LLC	Delaware
Power Contract Financing III, LLC	Delaware
Power Contract Financing, L.L.C.	Delaware
Quintana Canada Holdings, LLC	Delaware
Riverside Energy Center, LLC	Wisconsin
RockGen Energy LLC	Wisconsin
Rumford Power Associates Limited Partnership	Maine
Russell City Energy Company, LLC	Delaware
San Joaquin Valley Energy Center, LLC	Delaware
Santa Rosa Energy Center, LLC SBR OP-1, LLC SBR OP-2, LLC SBR OP-3, LLC SBR OP-4, LLC	Delaware Delaware Delaware Delaware Delaware
South Point Energy Center, LLC	Delaware
South Point Holdings, LLC South Point OL-1, LLC South Point OL-2, LLC South Point OL-3, LLC South Point OL-4, LLC	Delaware Delaware Delaware Delaware Delaware
Stony Brook Cogeneration, Inc.	Delaware
Stony Brook Fuel Management Corp.	Delaware
Sutter Dryers, Inc.	California
TBG Cogen Partners	New York
Texas City Cogeneration, L.P.	Texas
Texas Cogeneration Five, Inc.	Delaware
Texas Cogeneration One Company	Delaware
Thermal Power Company	California
Thomassen Turbine Systems America, Inc.	Delaware
Tiverton Power Associates Limited Partnership Washington Parish Energy Center One, LLC	Rhode Island Delaware
Wawayanda Energy Center, LLC	Delaware
Whatcom Cogeneration Partners, L.P.	Delaware
Whitby Cogeneration Limited Partnership	Canada
Zion Energy LLC	Delaware